UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2005

                  CHASE CREDIT CARD OWNER TRUST, SERIES 2004-2
                             (Issuer of Securities)

                      CHASE BANK USA, NATIONAL ASSOCIATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        United States               333-103210-08              22-2382028
------------------------------     -----------------     -----------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)

 White Clay Center, Building 200, Newark, DE                     19711
 -------------------------------------------                   ----------
  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


--------------------------------------------------------------
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Chase Bank USA, National Association (f/k/a Chase Manhattan Bank USA, National Association) is the registrant of the Chase Credit Card Owner Trust, Series 2004-2 ("Series 2004-2"), which issued multiple classes of Asset Backed Notes. On or about April 15, 2005, JPMorgan Chase Bank, as Paying Agent, made the distributions to holders of its Notes of Series 2004-2 contemplated by the related indenture.

A copy of the Monthly Noteholders Statement with respect to such distribution, delivered pursuant to Section 7.3 of the related indenture, is being filed as an exhibit to this Current Report on Form 8-K.

The Office of the Comptroller of the Currency ("OCC") has recently provided new interpretive guidance to Chase USA and other OCC regulated banks that will result in an increase in the minimum payments due on a portion of the accounts in Chase USA's servicing portfolio when fully implemented by Chase USA. The OCC guidance is intended to be responsive to concerns raised by the Federal Financial Institutions Examination Council that minimum payment requirements currently used by credit card lenders increase credit risk and mask portfolio quality and that credit card lenders ought to require minimum payments that amortize outstanding account balances over a reasonable period of time.

Chase USA expects to implement the increased minimum payment requirement in stages commencing in the third quarter of 2005 with full implementation expected by the end of the first quarter of 2006. Chase USA expects that such change in the minimum payment requirement is likely to result in an increase in delinquencies and charge-offs in the accounts in each of the First USA Master Trust, the Chase Master Trust and the master owner trust, although Chase USA cannot predict with any degree of certainty the effect of any such increase.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Description
-----------       -----------
   99.1           Monthly Reports with respect to the April 15, 2005
                  distribution.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHASE BANK USA,
                                       NATIONAL ASSOCIATION, as Administrator


                                       By: /s/  Patricia M. Garvey
                                       -----------------------------------------
                                       Name: Patricia M. Garvey
                                       Title:  Vice President
                                       Date: April 21, 2005

                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------
   99.1           Monthly Reports with respect to the distribution to
                  Noteholders on April 15, 2005.